UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2012

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

This amendment to the Current Report on Form 8-K of Fifth Third Bancorp filed with the SEC on April 19, 2012 in connection with its earnings release and conference call for the first quarter of 2012 is being filed solely for the purpose of modifying information contained on slides 12, 24, 32, and 33 in Exhibit 99.2.

The slides, as corrected, are included in the information regarding Fifth Third Bancorp’s first quarter earnings conference call from April 19, 2012. This information, including the corrected slides, is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K/A and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – First Quarter Earnings Conference Call originally furnished as Exhibit 99.2 to the Current Report on Form 8-K of Fifth Third Bancorp filed with the SEC on April 19, 2012, as corrected (solely “furnished” and not “filed” for the purposes of the Securities Act of 1934, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

April 24, 2012	/s/ DANIEL T. POSTON
Daniel T. Poston
Executive Vice President and Chief Financial Officer